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                                                                   EXHIBIT 10.14


The CIT Group/
Business Credit, Inc.
3rd Floor
300 South Grand Avenue
Los Angeles, CA 90071
Tel:   (213) 613-2575
Fax:  (213) 613-2588





December 16, 1997





Big 5 Corp.
2525 East El Segundo Boulevard
El Segundo, CA  90245

Dear Sirs:

We refer to the Financing Agreement, dated March 8, 1996 (as previously amended, the "Agreement") between Big 5 Corp., a Delaware corporation, as borrower (the "Company") and The CIT Group/Business Credit, Inc., as agent and lender (individually the "Agent", and together with the other lenders, the "Lenders"). Capitalized terms not otherwise defined herein shall be as defined in the Agreement. The Company and the Lenders hereby agree that the Agreement is amended, as follows:

     1. The last sentence in paragraph 1 of Section 3 of the Agreement is hereby amended by deleting the word "herein", and inserting in lieu thereof the words "in the second sentence of this paragraph 1 of Section 3 of this Financing Agreement".

     2. Clause (b) of paragraph 10 of Section 12 of the Agreement is hereby amended by deleting the words "in bulk", and inserting in lieu thereof the wards "with a value greater than $2,500,000.00"

     3. The word "third" set forth in the first sentence of paragraph 11 of
Section 12 is hereby deleted, and the word "fifth" is inserted in lieu thereof.


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Except as otherwise hereinabove provided, no other amendment or modification of the Agreement is hereby intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter. Very truly yours,



                                     The CIT Group/Business Credit, Inc.
                                     (as Agent and Lender)


                                     By: /s/ Illegible
                                         ---------------------------------------

                                     Title: Vice President
                                           -------------------------------------
Read and Agreed to:

Big 5 Corp.

By: /s/ Charles P. Kirk
   -----------------------------------------

Title: Sr. Vice President / CFO
       -------------------------------------


BT Commercial Corporation (as Lender)

By: /s/ Illegible
   -----------------------------------------

Title:
      --------------------------------------


National Bank of Canada (as Lender)

By: /s/ Illegible         /s/ John Curry
   -----------------------------------------

Title: Vice President   Vice President
      --------------------------------------


Sanwa Business Credit Corporation (as Lender)

By: /s/ Illegible
   -----------------------------------------

Title: Vice President
      --------------------------------------


Transamerica Business Credit (as Lender)

By: /s/ Thomas Fernandes
   -----------------------------------------

Title: Senior Account Executive
      --------------------------------------